UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Coachmen Industries, Inc.
________________________________________________
(Name of Registrant as Specified In Its Charter)

GAMCO ASSET MANAGEMENT INC.

________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
________________________________________________

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PRELIMINARY COPY
SUBJECT TO COMPLETION

PROXY STATEMENT
OF
GAMCO ASSET MANAGEMENT INC.
MARIO J. GABELLI
GLENN J. ANGIOLILLO
AVRUM GRAY
AND
ROBERT S. PRATHER, JR.

____________________________________________

2010 ANNUAL MEETING OF SHAREHOLDERS
OF
COACHMEN INDUSTRIES, INC.

_____________________________________________

To Our Fellow Coachmen Industries, Inc. Shareholders:

This proxy statement and the enclosed BLUE proxy card are being furnished to shareholders of Coachmen Industries, Inc. (“Coachmen” or the “Company”) in connection with the solicitation of proxies by GAMCO Asset Management Inc. (“GAMCO” or “we”) to be used at the 2010 annual meeting of shareholders of Coachman, including any adjournments or postponements thereof and any meeting held in lieu thereof (the “2010 Annual Meeting”).  The date and place of the 2010 Annual Meeting has not yet been announced by the Company.  This proxy statement and the BLUE proxy card are first being furnished to shareholders on or about March   , 2010.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:  Our proxy statement is available free of charge on the following website:  <<                             >>.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”).

We are soliciting your proxy for the 2010 Annual Meeting in support of the following proposal:

1.	To elect Glenn J. Angiolillo, Avrum Gray and Robert S. Prather, Jr. (each a “Nominee” and collectively, the “Nominees”) to serve as directors on the Company’s Board of Directors.

The Company has not yet disclosed the record date for determining shareholders entitled to notice of and to vote at the 2010 Annual Meeting.  Shareholders of record at the close of business on the record date will be entitled to vote at the 2010 Annual Meeting.  The Company has disclosed that as of September 30, 2009, there were 16,180,765 shares of Common Stock outstanding, without par value (“Common Stock” or “Shares”).  The Company’s proxy statement for the 2010 Annual Meeting will provide the current number of Shares outstanding and entitled to vote at the 2010 Annual Meeting.  Each Share has one vote.

GAMCO beneficially owns, on behalf of its clients, 914,219 Shares, representing approximately 5.65% of the Company’s outstanding Shares.  Affiliates of GAMCO beneficially own an additional 788,500 Shares, representing 4.87% of the Company’s outstanding Shares.   As reported in amendment No. 8 to Schedule 13D, as of May 12, 2009 the Proxy Voting Committee of the GAMCO Westwood Funds took and exercises in its sole discretion the sole dispositive and voting power with respect to 1,140,000 Shares held by the GAMCO Westwood Mighty Mites Fund, which Shares are not reflected in the aggregate number of shares that GAMCO and its affiliated entities beneficially own.  The GAMCO Westwood Mighty Mites Fund as of February 7, 2010 owned 1,170,300 Shares as reported in a Schedule 13G on February 8, 2010.

GAMCO intends to vote its Common Stock FOR the election of its Nominees. The proxy rules do not permit us to name in this proxy statement the nominees who are also on the Company’s ballot that we intend to vote for.  Once the Company files its proxy statement for the 2010 Annual Meeting, GAMCO will disclose the names of the Company’s nominees for which GAMCO does not intend to vote.

MESSRS ANGELILLIO, GRAY AND PRATHER ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL COACHMEN SHAREHOLDERS.  WE BELIEVE THAT ELECTING THEM TO THE BOARD WILL HAVE A POSITIVE EFFECT ON THE FUTURE OF COACHMEN.  ACCORDINGLY, WE URGE YOU TO VOTE YOUR BLUE PROXY CARD FOR OUR NOMINEES.

HOW TO VOTE YOUR SHARES

As explained in the detailed instructions on your BLUE proxy card, there are two ways you may vote.  You may:

1.	SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. WE RECOMMEND THAT YOU VOTE ON THE BLUE PROXY CARD EVEN IF YOU PLAN TO ATTEND THE 2010 ANNUAL MEETING;

2.
Vote in person by attending the 2010 Annual Meeting.  Written ballots will be distributed to shareholders who wish to vote in person at the 2010 Annual Meeting. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

WE URGE YOU NOT TO SIGN ANY WHITE PROXY CARD SENT TO YOU BY THE COMPANY.  IF YOU DO SIGN A PROXY CARD SENT TO YOU BY THE COMPANY, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED PROXY BY SIGNING AND RETURNING A LATER-DATED BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO GAMCO OR TO THE SECRETARY OF THE COMPANY, OR BY INSTRUCTING US BY TELEPHONE AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED (INSTRUCTIONS ARE ON YOUR BLUE PROXY CARD).

HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A BLUE PROXY CARD EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY THAT INSTITUTION CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS.  ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO SIGN AND RETURN ON YOUR BEHALF THE BLUE PROXY CARD AS SOON AS POSSIBLE.

Because the Company has not yet filed its proxy statement for the 2010 Annual Meeting, GAMCO has not included on its proxy card any proposals that may be made by the Company in its proxy statement.  A proxy card that is returned to GAMCO will be voted as you indicate on it.  If a proxy card is returned without a vote indicated thereon, the Shares represented thereby will be voted FOR the election of each of the Nominees.   In addition, a proxy card will be voted in the proxy holder’s discretion with respect to such other matters as may properly come before the meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN.  GAMCO URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY TO VOTE FOR THE ELECTION OF THE GAMCO NOMINEES.

BACKGROUND TO THE SOLICITATION

GAMCO has been a major shareholder of the Common Stock of Coachmen on behalf of its clients for many years, and currently is the beneficial owner on behalf of our clients of  914,219 Shares, or 5.65% of the outstanding Common Stock.  GAMCO’s affiliates are the beneficial owners, on behalf of their clients, of an additional 788,500 Shares.

We have proposed Glenn Angiolillo, Avrum Gray and Robert S. Prather, Jr. for election this year to the Company’s Board of Directors. GAMCO and its affiliates have followed Coachmen through our research for over three decades.  We have a different point of view concerning the Company’s allocation of cash flow, and we ask you to vote with us.

GAMCO believes that the Company’s shares are currently trading at a significant discount to the Company’s intrinsic value, by which we mean the price that we believe an informed buyer would pay to acquire 100% of the Company.  In GAMCO’s opinion, this is due, at least in part, to a lack of strategic focus and, in our view, a misallocation of capital.  Our Nominees will provide a change in corporate stewardship to reflect the interests of the owners/shareholders.

We believe that adding our Nominees as directors will help provide a new perspective and better oversight regarding the strategic focus of the Company, and in so doing, will assist the Company in enhancing shareholder value.

GAMCO initially advised the Company of its intention to nominate directors for the Company in a letter to the Company dated January 28, 2010.  In that letter, which also was attached as an Exhibit to Amendment No. 10 to Schedule 13D filed by GAMCO with the U.S. Securities and Exchange Commission on January 28, 2010, GAMCO advised the Company of its recommendation of Robert Prather and Glenn Angiolillo as nominees for election as directors at the Company’s 2010 Annual Meeting.  In a letter to the Company dated January 29, 2010, which was attached as an Exhibit to Amendment No. 11 to Schedule 13D filed by GAMCO on January 29, 2010, GAMCO advised the Company of its recommendation of Avrum Gray as an additional nominee for election as a director at the Company’s 2010 Annual Meeting.  GAMCO had communication with the Company after that time concerning the Company’s process for evaluating nominees.  No agreement or understanding between GAMCO and the Company was reached.

PROPOSAL 1: ELECTION OF DIRECTORS

We recommend that the shareholders elect Glenn Angiolillo, Avrum Gray and Robert S. Prather, Jr. as directors of the Company at the 2010 Annual Meeting.  Messrs. Angelillio, Gray and Prather have each consented to being named as a nominee and to serving as a director if elected.  GAMCO believes that if elected, each of our Nominees will be considered an independent director.

GAMCO believes good corporate governance requires that the Board be comprised of independent-minded directors, not tied to management, who bring a diverse set of relevant skills and experience to their board service.  Accordingly, GAMCO has proposed three Nominees who we believe have the independence from management, and the experience required to improve oversight in the Company.  Each of the Nominees has an extensive, successful business background with significant leadership experience.  The Nominees have significant experience with both the financial and operational aspects of businesses, and we believe will be able to provide guidance and oversight to management to help the Company re-focus its efforts and increase shareholder value.  GAMCO has determined that each of the Nominees are qualified to serve as a director of the Company.

BACKGROUND OF THE GAMCO NOMINEES

Glenn J. Angiolillo, age 56, has been the President of GJA Corporation, a consulting and advisory firm specializing in wealth management since 1998 to present.  Mr. Angiolillo is a Director of LICT Corp., formerly known as Lynch Interactive Corp. (2006 – present); Director of NYMagic, Inc. (2002 – present); Director of Trans-Lux Corporation (2009 - present), and a Director of Gaylord Entertainment Co. (2009 – present).  Previously, Mr. Angiolillo was a partner and member of the Management Committee in the law firm of Cummings & Lockwood where he concentrated in the areas of corporate law, mergers and acquisitions and banking and finance.

We believe Mr. Angiolillo’s qualifications to serve on the Board of Directors include his significant experience as the president of a wealth management firm and as a corporate lawyer with experience dealing with corporate governance matters as well as his membership on the board of directors other public corporations.

Avrum Gray, age 73, is the Chairman and Founding Partner of G-Bar Limited Partnership (“G-Bar”) one of the nation’s largest independent options trading firms and a leading specialist in computer-based arbitrage activities in the derivative markets, a position he has held since 1982.  Mr. Gray serves as a director of SL Industries, Inc., a manufacturer of power and specialized communication equipment, since 2000.  Mr. Gray was Chief Executive of Alloy Consolidated Industries from 1956 through 1991, a privately held universal joint manufacturer and an automotive aftermarket company.  Mr. Gray also served on the boards of Lynch Systems, Inc.  (1995 -2001), a capital equipment manufacturer where he was Chairman, Nashua Corporation (2000 -2009), a manufacturer, converter and marketer of labels and specialty papers, Material Sciences Corporation, (2003 – 2009) a provider of material-based solutions for acoustical and coated applications and LGL Group, Inc. (formerly Lynch Corporation) (1999 – 2009), a diversified holding company.  Mr. Gray was the Chairman of the Board of Spertus Institute, as well as a board member of the Illinois Institute of Technology, the Stuart School, and a number of philanthropic organizations, including the Lyric Opera of Chicago and Jewish Federation of Chicago.

We believe that Mr. Gray’s qualifications to serve on the Board of Directors include his substantial experience as chairman of a derivatives trading firm including his position as the Chief Executive Officer of a manufacturing company and his membership on the board of directors of other public corporations.

Robert S. Prather, Jr., age 65, has been the President and Chief Operating Officer of Gray Television, Inc., a television broadcast company, since September 2002. He was an Executive Vice President of Gray Television from 1996 until September 2002. Mr. Prather is also a director of Gray Television, Inc.  He has served as Chairman of the Board at Triple Crown Media, Inc., a publishing and communication company, since December 2005. He has also served as Chief Executive Officer and director of Bull Run Corporation, a sports and affinity marketing and management company from 1992 until its merger into Triple Crown Media, Inc. in 2005.  Mr. Prather is also on the Board of Directors of The Georgia World Congress Center (Chairman) from 1993 to present, Draper Holdings Business Trust from 2008 to present, Enterprise Bank from 2007 to present, Swiss Army Brands, Inc. from 1995 to present, and Gaylord Entertainment Company from 2009 to present.  Since 2004 Mr. Prather also has been a member of the Board of Directors of GAMCO Investors, Inc., the public company that is the parent of GAMCO.

We believe Mr. Prather’s qualifications to serve on the Board of Directors include his substantial experience in operation a publicly traded broadcast company and his membership on the board of directors of other public and private companies.

GAMCO believes that these three individuals possess a combination of leadership skills, proven experience in the stewardship of industrial and other public companies, and a focus on enhancing shareholder value.

GAMCO and its Nominees are unaware of any conflicts of interest that may arise from the Nominees  service on the Boards of Director of any or all of these companies.  Each of the Nominees similarly believes that he will have sufficient time and energy to devote to the Coachmen Board of Directors without impairment from conflicts of interest.

Our Nominees are not receiving any compensation from GAMCO for their services during the period from their agreeing to be Nominees until the 2010 Annual Meeting.  If elected, our Nominees will receive no compensation from GAMCO, but will be entitled to such compensation from the Company as is consistent with the Company’s past practices for services of non-employee directors.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

GAMCO and its affiliates are beneficial owners of, on behalf of their investment advisory clients, 30.64% of the outstanding shares of Trans Lux of which Mr. Angiolillo serves as a director; 11.36% of the outstanding shares of Gaylord Entertainment Company of which both Messrs. Angiolillo and Prather serve as directors; 31.82 % of the outstanding shares of SL industries of which Mr. Gray serves as a director, 5.75% of the Common Stock of Gray Television, Inc. and 1.32% of the Class A Common Stock of Gray Television, Inc., of which Mr. Prather serves as the President and Chief Operating Officer and a director and 1.24% of the common stock of Triple Crown Media, Inc of which Mr. Prather serves as Chairman.  Mr. Gabelli serves as the Chairman and the Chief Executive Officer and is the controlling shareholder of GAMCO Investors, Inc. of which Mr. Prather serves a director.  Mr. Gabelli also serves as the Chairman and is the controlling shareholder of LICT Corporation of which Mr. Angiolillo is a director.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES BY SIGNING, DATING AND RETURNING YOUR BLUE PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

GAMCO’S RECOMMENDATIONS

GAMCO is soliciting proxies to vote TO ELECT Glenn Angiolillo, Avrum Gray and Robert S. Prather, Jr. to the Board of Directors of the Company.

YOU ARE URGED TO VOTE TO ELECT EACH OF GAMCO’S NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

INFORMATION ABOUT THE PARTICIPANTS

This proxy solicitation is being conducted by GAMCO, which is an SEC-registered investment adviser to institutional and high net worth clients.  GAMCO is the beneficial owner of approximately 5.65% of the outstanding Shares of Common Stock of Coachmen.  The participants in this proxy solicitation are GAMCO, the Nominees and Mario J. Gabelli (the “Participants”).  Mr. Gabelli is the Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios, of GAMCO Investors, Inc., the parent company of GAMCO.  Affiliates of GAMCO are the beneficial owners of an additional 4.87% of the Company’s outstanding Common Stock.    The percentages used herein are based upon 16,180,765 Shares of Common Stock outstanding as reported in the Form 10-Q for the period ending September 30, 2009.  The relationships and ownership discussed below are only in respect to beneficial ownership of the Common Stock.

The principal business address of GAMCO is One Corporate Center, Rye, NY 10580.

NOMINEES

Please see Biographical Information above for information about the Nominees.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table shows the beneficial ownership of Coachmen Common Stock as of the date hereof by the Participants.   Except as described below, each of the parties in the table directly owns and has voting power and dispositive power with regard to the number of Shares of Common Stock beneficially owned.  Please see Annex A for additional information about the Participants’ purchases and sales of Common Stock during the last two years.

Name of Shareholder	Number of Shares Beneficially Owned	Percent of Outstanding Common Shares
GAMCO Asset Management Inc.	914,219 (1)	5.65%
Glenn Angiolillo	-0-	*
Avrum Gray	-0-	*
Robert S. Prather, Jr.	-0-	*
Mario J. Gabelli	-0-	*

(1) GAMCO has dispositive and voting control with respect to all of these Shares.   GAMCO’s affiliates have dispositive and voting power over an additional 788,500 Shares.  Collectively, GAMCO and its affiliates have dispositve and  voting control of 1,702,719 S hares, representing 10.52% of the 16,180,765 shares outstanding as reported in the Issuer’s most recent Form 10-Q for the quarterly period ended September 30, 2009.

NOMINEE AGREEMENTS

There are no arrangements or understandings between the Participants and any of the Nominees or other persons pursuant to which the Nominees are being recommended by GAMCO.

INTERESTS OF THE PARTICIPANTS

The Participants and the Nominees each has an interest in the election of directors at the 2010 Annual Meeting as applicable: (i) indirectly through the beneficial ownership (if any) of Common Stock and/or (ii) indirectly through his nomination as director.

Other than as disclosed in this proxy statement, there are no other arrangements or understandings between the Participants and any Nominee or any other person or persons with respect to the nomination of the Nominees.

Other than as disclosed in this proxy statement, neither the Participants, any of the Nominees nor any of their respective affiliates, associates or immediate family members, directly or indirectly:

▪
Is, nor was within the past year, party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

▪	Has had any relationship with the Company in any capacity other than as a shareholder that would require disclosure herein;

▪	Has an agreement, arrangement or understanding with respect to any future employment by the Company or its affiliates;

▪
Has any agreement, arrangement or understanding with respect to future transactions to which the Company or any of its affiliates will or may be a party; or have any material interest, direct or indirect, in any transaction that has occurred since January 1, 2009 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its affiliates was or is to be a party.

▪	Is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material legal proceeding.

GAMCO has filed with the SEC statements on Schedule 13D, which contain information in addition to that furnished herein.  The Schedule 13D, including any amendments thereto, may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.  You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a website on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

OTHER MATTERS

In accordance with federal securities laws, GAMCO has omitted from this proxy statement certain disclosures that are to be included in the Company’s proxy statement. These disclosures include, among other things, information regarding: (1) securities ownership of certain beneficial owners and management; (2) meetings and committees of the Board; (3) the background of the Company’s nominees for the Board; (4) the compensation and remuneration paid and payable to the Company’s directors and management; (5) voting procedures, including the share vote required for approval or election, at the 2010 Annual Meeting; (6) the submission of shareholder proposals at the Company’s next annual meeting of shareholders; and (7) information regarding fees and services of the Company’s independent auditors. GAMCO has no knowledge of the accuracy or completeness of the Company’s disclosures in its proxy materials.

VOTING AND PROXY PROCEDURES

The enclosed BLUE proxy card may be executed only by holders of record of Shares on the Record Date. If you were a shareholder of record on the Record Date, you will retain your voting rights at the 2010 Annual Meeting even if you sell your Shares after the Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date, or grant a proxy to vote your Shares on the BLUE proxy card, even if you sell your Shares after the Record Date. The Shares represented by each BLUE proxy card that is properly executed and returned to GAMCO will be voted at the 2010 Annual Meeting in accordance with the instructions marked thereon. If you have signed the BLUE proxy card and no marking is made, you will be deemed to have given a direction to vote all of the Shares represented by the BLUE proxy card FOR the election of all of our Nominees.  In addition, a proxy card will be voted in the proxy holders' discretion with respect to such other matters as may properly come before the meeting.

               If you hold your Shares in the name of one or more brokerage firms, banks or nominees, only they can vote your Shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a BLUE proxy card representing your Shares to be signed and returned. GAMCO urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to GAMCO, One Corporate Center, Rye, NY 10580, so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

REVOCATION OF PROXIES

Any shareholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the 2010 Annual Meeting by:

          o    submitting a properly executed, subsequently dated BLUE proxy card (including a  telephone vote) that will revoke all prior proxy cards, including any WHITE proxy cards which solicit a proxy in favor of all of the incumbent directors;

o attending the 2010 Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the 2010 Annual Meeting will not in and of itself constitute revocation of a proxy);

          o    following the voting instructions on the BLUE proxy card or the voting instructions provided by your broker, bank or other holder of record to properly submit a vote by  telephone; which will revoke all prior proxy cards, including any WHITE proxy cards; or

          o    delivering written notice of revocation either to GAMCO, One Corporate Center, Rye, NY 10580, or the Corporate Secretary of Coachmen at 2831 Dexter Drive, Elkhart, Indiana, 46514 or any other address provided by the Company.

Although a revocation is effective if delivered to the Company, GAMCO requests that either the original or a copy of any revocation be mailed to GAMCO, One Corporate Center, Rye, NY 10580, so that GAMCO will be aware of all revocations and can more accurately determine if and when the requisite proxies for the election of our Nominees as directors set forth herein have been received.  GAMCO may contact shareholders who have revoked their proxies.

IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO THE COMPANY, GAMCO URGES YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE BLUE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, (2) INSTRUCTING US BY TELEPHONE AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED, (3) ATTENDING THE 2010 ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO GAMCO OR TO THE SECRETARY OF THE COMPANY.

QUORUM AND VOTING

Please refer to the Company's proxy statement for the 2010 Annual Meeting for the number of Shares outstanding and entitled to vote at the 2010 Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to vote at the 2010 Annual Meeting.  Each Common Share has one vote.  Shareholders of the Company will not have rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon at the 2010 Annual Meeting. The presence, in person or by proxy, of holders of Shares representing a majority of the outstanding Shares eligible to vote at the 2010 Annual Meeting will constitute a quorum.  Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present at the 2010 Annual Meeting.  Assuming a quorum is present or otherwise represented at the 2010 Annual Meeting, the nominees receiving a plurality of votes cast by shares entitled to vote will be elected to the Company’s Board of Directors.

Votes Required.

•
With respect to Proposal No. 1, to elect the three GAMCO Nominees, if a quorum is present at the Annual Meeting, the nominees for election as directors who receive a plurality of votes cast will be elected as directors. Accordingly, withholding authority to vote abstentions and broker non-votes will not affect the outcome of the election of directors.

YOUR VOTE IS EXTREMELY IMPORTANT. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY OR INSTRUCT US BY TELEPHONE TO VOTE FOR THE ELECTION OF GAMCO’s NOMINEES SET FORTH IN THIS PROXY STATEMENT.

COST AND METHOD OF SOLICITATION

It is anticipated that the Nominees and certain management level staff members of GAMCO will participate in the solicitation of proxies in support of our Nominees set forth in this proxy statement. Such staff members will receive no additional consideration if they assist in the solicitation of proxies. Although no precise estimate can be made at the present time, the total expenditures in furtherance of, or in connection with, the solicitation of shareholders is estimated to be $25,000.

Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by GAMCO.  To the extent legally permissible, GAMCO will seek reimbursement from the Company for those expenses if any of our Nominees is elected.  GAMCO does not currently intend to submit the question of such reimbursement to a vote of the shareholders.

CERTAIN INFORMATION ABOUT THE COMPANY

Coachmen is an Indiana Corporation with its registered office and principal executive office located at 2831 Dexter Drive, Elkhart, Indiana, 46514.  The Company is subject to the informational requirements of the Exchange Act, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, DC 20549. Documents filed electronically by the Company are also available at the SEC's website (http://www.sec.gov).

Dated:  March   , 2010

ANNEX A

TWO YEAR TRANSACTION HISTORY OF GAMCO ASSET MANAGEMENT INC.

     The following table sets forth all transactions in securities of the Company effected during the past two years by GAMCO.  These transactions were made on behalf of GAMCO’s investment advisory clients, in the open market, with assets of clients for whom GAMCO provides investment advisory services. The Shares are held in cash accounts in the ordinary course of business, and no part of the purchase price or market value of such Shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

                             Trade Date                   Amount Purchased (Sold)                 Price per Share ($)
                               ------------                           ----------------------                               -------------------
3/3/2008	4,500	-	4.38615
3/6/2008	6,000	-	4.33225
3/10/2008	1,000	-	4.17995
3/13/2008	5,100	-	3.48196
3/14/2008	400	-	2.99495
3/24/2008	22,600	-	3.18792
3/25/2008	10,200	-	3.16576
3/26/2008	3,000	-	3.27466
3/27/2008	3,000	-	3.30266
4/9/2008	3,000		3.01280
4/18/2008	10,000		3.19330
4/18/2008	500	-	3.24998
4/21/2008	1,000		3.33200
4/24/2008	20,000		3.08190
4/29/2008	50,600		3.69060
4/30/2008	1,500		3.70000
5/1/2008	53,900		3.70581
5/2/2008	2,000		3.46000
5/2/2008	1,400		3.49070
5/2/2008	48,600		3.49070
5/2/2008	1,000		3.50000
5/6/2008	2,000	-	3.69998
5/7/2008	5,000		3.57280
5/8/2008	18,800		3.58390
5/9/2008	8,000		3.49950
5/9/2008	6,200		3.52060
5/13/2008	50,000		3.47810
6/2/2008	3,000		3.01000
6/13/2008	17,700		2.69880
6/16/2008	2,300		2.69570
6/19/2008	5,000		2.59960
6/20/2008	2,000	-	2.50349
6/26/2008	2,000		2.31000
7/16/2008	1,000	-	1.78998
7/21/2008	3,000		1.92000
7/21/2008	10,000		1.95430
7/25/2008	4,000	-	1.88999
7/28/2008	5,000		1.94000
7/29/2008	5,000		1.96580
8/12/2008	1,000	-	1.73399
8/18/2008	1,000		1.75000
8/25/2008	1,400	-	1.83928
8/26/2008	3,000	-	1.75199
8/27/2008	1,000		1.79000
10/8/2008	1,000	-	2.19998
10/20/2008	5,000	-	1.45999
10/27/2008	1,000	-	1.26999
11/20/2008	1,600	-	0.59009
11/26/2008	16,300		1.19490
11/26/2008	20,100		1.19490
12/1/2008	600		1.68000
12/4/2008	35,600		1.86970
12/9/2008	4,000		1.62000
12/10/2008	3,600		1.62860
12/11/2008	2,000		1.70660
12/22/2008	5,000		2.10000
12/23/2008	2,000		2.03950
12/29/2008	1,000	-	1.91998
12/31/2008	1,000	-	1.90298
1/5/2009	1,200		1.88500
1/6/2009	5,000		2.00000
1/27/2009	27,000		1.26500
2/3/2009	900		1.50000
2/4/2009	7,500		1.50000
2/5/2009	5,600		1.50000
2/6/2009	12,000		1.65000
2/9/2009	300		1.44140
2/9/2009	15,000		1.48940
2/10/2009	4,700		1.33580
2/17/2009	900		1.15000
2/20/2009	200		1.15000
2/20/2009	3,000	-	1.21429
2/23/2009	2,000	-	1.20449
2/25/2009	13,900		1.15000
3/3/2009	1,990	-	0.82999
3/6/2009	700	-	0.86999
3/10/2009	1,300	-	0.71999
3/13/2009	2,000	-	0.60000
3/16/2009	2,000		0.61000
3/19/2009	5,000		0.82560
3/19/2009	3,000		0.82560
4/8/2009	1,000	-	0.34999
4/14/2009	10,000		0.39200
4/15/2009	10,000		0.55000
4/16/2009	2,000		0.54000
4/17/2009	2,000		0.65890
4/17/2009	15,900		0.65890
4/21/2009	21,500		0.64620
4/22/2009	4,000		1.00730
4/22/2009	1,500		1.00730
4/22/2009	10,000		1.05930
4/23/2009	4,000		1.20750
4/28/2009	101,719		0.76020
5/29/2009	2,000		0.98000
5/29/2009	3,300		0.98920
6/2/2009	9,800		0.99000
6/16/2009	900		1.05560
6/17/2009	5,000		1.09000
6/24/2009	10,000		1.32010
6/29/2009	1,500		1.35000
6/30/2009	5,500		1.29000
7/21/2009	5,000		1.20000
7/22/2009	600		1.19130
7/24/2009	3,700		1.20000
8/28/2009	5,000		1.27100
8/31/2009	1,000		1.15000
9/4/2009	1,000		1.25000
9/11/2009	5,000		1.29300
9/23/2009	1,000		1.35000
9/29/2009	5,000		1.38790
9/29/2009	2,000		1.38790
9/29/2009	10,000		1.40000
9/30/2009	1,000		1.45000
9/30/2009	5,000	-	1.44996
10/1/2009	11,000		1.40000
10/12/2009	2,673		1.40000
10/14/2009	1,300		1.40000
10/16/2009	1,800		1.40000
10/21/2009	3,227		1.40000
10/27/2009	2,000		1.10000
10/28/2009	3,000		1.10000
11/16/2009	2,000	-	1.10997
11/23/2009	2,000	-	1.11997
11/24/2009	600	-	1.11997
11/25/2009	1,500		1.16670
11/30/2009	850	-	1.10996
12/3/2009	3,000	-	1.10667
12/4/2009	2,000		1.17000
12/8/2009	2,000	-	1.09997

SPECIAL INSTRUCTIONS

Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.

1.	IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY TO GAMCO, ONE CORPORATE CENTER, RYE, NEW YORK 10580.

2.
If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a BLUE proxy card with respect to your Shares and only after receiving your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute and return on your behalf the BLUE proxy card as soon as possible.

3.	After signing and returning the enclosed BLUE proxy card, we urge you NOT to return Coachmen's WHITE proxy card because only your latest dated proxy card will be counted.

4.
If you have previously signed and returned a WHITE proxy card to Coachmen, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Coachmen by signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided. Proxies may also be revoked at any time prior to exercise by: (i) attending the 2009 Annual Meeting and voting in person (although attendance at the 2009 Annual Meeting will not in and of itself constitute revocation of a proxy), or (ii) delivering a written notice of revocation. The written notice of revocation may be delivered either to GAMCO, One Corporate Center, Rye, New York 10580, or to the Corporate Secretary of the Company at 2831 Dexter Drive, Elkhart, Indiana, 46514 or any other address provided by the Company.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your Shares, please contact us:

GAMCO Asset Management Inc.
One Corporate Center
Rye, New York 10580
(800) 422-3554

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PROXY SOLICITED BY GAMCO

THIS PROXY IS NOT BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COACHMEN INDUSTRIES, INC.

2010 Annual Meeting of Shareholders of Coachmen Industries, Inc.

The undersigned hereby appoints George Maldonado as proxy for the undersigned and authorizes him to represent and vote, as designated, all of the Shares of Common Stock of Coachmen Industries, Inc. (the "Company" or "Coachmen") that the undersigned would be entitled to vote if personally present at the 2010 Annual Meeting of Shareholders of Coachmen, including any adjournments, postponements, reschedulings or continuations of such meeting or any meeting held in lieu thereof (the "2010 Annual Meeting"). IF YOU VALIDLY EXECUTE AND RETURN THIS PROXY CARD WITHOUT INDICATING YOUR VOTE ON THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED FOR SUCH PROPOSALS (EXCEPT YOU WILL NOT BE DEEMED TO VOTE FOR THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED UNDER PROPOSAL 1). THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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PROXY SOLICITED BY GAMCO

2010 Annual Meeting of Shareholders of Coachmen Industries, Inc.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your Shares of Coachmen Industries, Inc.
Common Stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY:

Please sign, date and return the proxy card in the envelope provided.

TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE

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COMMON

GAMCO STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF GAMCO’S NOMINEES LISTED IN PROPOSAL 1.

PROPOSAL 1 --	To elect Glenn Angiolillo, Avrum Gray and Robert S. Prather, Jr. to the Board.

FOR ALL NOMINEES [ ]
WITHHOLD FROM ALL NOMINEES [ ]
FOR ALL EXCEPT [ ]

GAMCO intends to use this proxy to vote FOR Messrs. Angiolillo, Gray and Prather.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED "FOR" A PARTICULAR GAMCO NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES WILL BE VOTED FOR THE REMAINING GAMCO NOMINEE(S). YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE ADDITIONAL COACHMEN NOMINEES BY WRITING THE NAME OF THE
NOMINEE(S) BELOW.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

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Dated:

-------------------------------
Signature

-------------------------------
Title or Authority

-------------------------------
Signature (if held jointly)
Please sign exactly as name appears
hereon. If Shares are registered in
more than one name, the signature of
all such persons should be provided. A
corporation should sign in its full
corporate name by a duly authorized
officer, stating his or her title.
Trustees, guardians, executors and
administrators should sign in their
official capacity, giving their full
title as such. If a partnership, please
sign in the partnership name by an
authorized person. The proxy card votes
all Shares in all capacities.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.

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IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE WITH VOTING YOUR BLUE PROXY CARD, OR NEED ADDITIONAL COPIES OF PROXY MATERIAL, PLEASE CALL GAMCO AT THE PHONE NUMBERS LISTED BELOW.

GAMCO ASSET MANAGEMENT INC.

One Corporate Center
Rye, New York 10580

TOLL-FREE (800) 422-3554
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